SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 28, 2005

                            RIVER CAPITAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      000-29463              51-0392750
(State or other jurisdiction of         (Commission            (IRS Employer
       incorporation)                   File Number)         Identification No.)

        130 KING STREET WEST, SUITE 3680, TORONTO, ONTARIO M5X 1B1 CANADA
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (416) 366-2856

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 28, 2005, Sweeney, Gates & Co. resigned as the independent public accountants for River Capital Group, Inc. The resignation of Sweeney, Gates & Co. was approved by the Board of Directors of the Registrant. Sweeney, Gates & Co. had audited the registrant's balance sheet as of December 31, 2003 and June 30, 2003 and 2002, and the related statements of operations, stockholders' deficit and cash flows for the six months ended December 31, 2003 and for the years ended June 30, 2003 and 2002 and for the period June 1, 2000 (inception) to December 31, 2003.

The audit report of Sweeney, Gates & Co. on the financial statements as of December 31, 2003 and for the six months ended December 31, 2003 and for the period from June 1, 2000 (inception) to December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, or was modified as to audit scope, accounting principles or uncertainty, except for a going concern opinion expressing substantial doubt about the Company's ability to continue as a going concern.

During the two most recent fiscal periods/years ended December 31, 2003 and the subsequent interim period through February 28, 2005, there were no disagreements with Sweeney, Gates & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Sweeney, Gates & Co., would have caused it to make reference to the subject matter of the disagreement in connection with its report. The registrant has requested Sweeney, Gates & Co. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated March 1, 2005, is filed as Exhibit 16.1 to this Form 8-K.

There were no other "reportable events" as that term is described in Item 304(a)(1)(iv) of Regulation S-B occurring within the registrant's two most recent fiscal periods/years ended December 31, 2003 and the subsequent interim period ended February 28, 2005.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

REGULATION
S-B NUMBER                     DOCUMENT

  16.1          Letter from Sweeney, Gates & Co.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RIVER CAPITAL GROUP, INC.


March 3rd, 2005                      By:  /s/ WILLIAM P. DICKIE
                                        ----------------------------------------
                                              William P. Dickie
                                              Chief Financial Officer




























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